SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 1, 2003


                             ALLION HEALTHCARE, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                     0-17821                      11-2962027
       --------                     -------                 ------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
        of incorporation)                                    Identification No.)


33 WALT WHITMAN ROAD, SUITE 200A, HUNTINGTON STATION, N.Y.             11746
----------------------------------------------------------             -----
         (Address of principal executive office)                     (Zip Code)



      Registrant's telephone number, including area code: 631-547-6520


      Former name or former address:  THE CARE GROUP, INC.


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Item 2.    ACQUISITION OR DISPOSITION OF ASSETS
           ------------------------------------

           Allion Healthcare, Inc., a Delaware corporation (the "Registrant"), acquired all of the capital stock of Medicine Made Easy, a California corporation ("MME"), through MOMs Pharmacy, Inc., the Registrant's wholly owned subsidiary formed to consummate the acquisition ("MOMS"). MME operates a specialty retail pharmacy in California.

           The acquisition was consummated as of May 1, 2003 pursuant to a Stock Purchase Agreement of the same date, among MOMS, the Registrant, Darin A. Peterson and Allan H. Peterson.

           The aggregate consideration for the acquisition was $4,950,000 and warrants to purchase 227,273 shares of the Registrant's common stock for $11.00 per share. $300,000 of the purchase price was paid in cash prior to closing as a lock-up fee. $2,250,000 of the purchase price was paid in cash at closing. $1,150,000 of the purchase price was paid by subordinated secured promissory notes payable on the first anniversary of the closing. The remaining $1,250,000 was paid by subordinated secured promissory notes payable on the second anniversary of the closing.

           The Registrant financed the acquisition with proceeds from the sale of its Series C Preferred Stock, which was completed on April 30, 2003, in which the Company raised $6,175,000.

 Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

           The financial statements of MME and the pro forma financial statements required under Regulation S-X will be included in an amendment to this Current Report on Form 8-K, which amendment will be filed no later than July 15, 2003.

     Exhibit 2.1 Stock Purchase Agreement, dated as of May 1, 2003, among MOMs Pharmacy, Inc., as buyer, Allion Healthcare, Inc. as parent, and Darin A. Peterson and Allan H. Peterson collectively, as sellers*

               4.1 Warrant to Purchase Common Stock of Allion Healthcare, Inc. issued to Darin A. Peterson, as of May 1, 2003

               4.2 Warrant to Purchase Common Stock of Allion Healthcare, Inc. issued to Allan H. Peterson, as of May 1, 2003

               10.1 Subordinated Security Agreement, dated as of May 1, 2003, among Allion Healthcare, Inc., as borrower, Darin A. Peterson and Allan H. Peterson, collectively, as lenders, and Darin A. Peterson, as collateral agent



--------
* Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant hereby agrees to furnish to the Securities and Commission upon request a supplementary copy of any omitted exhibit or schedule to the Stock Purchase Agreement.





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               10.2  Subordinated Secured Promissory Note of Allion Healthcare,
                     Inc., dated as of May 1, 2003, in the principal amount of $1,187,500, issued to Darin A. Peterson;

               10.3 Subordinated Secured Promissory Note of Allion Healthcare, Inc., dated as of May 1, 2003, in the principal amount of $62,500, issued to Allan H. Peterson

               10.4 Subordinated Secured Promissory Note of Allion Healthcare, Inc., dated as of May 1, 2003, in the principal amount of $1,092,500, issued to Darin A. Peterson

               10.5 Subordinated Secured Promissory Note of Allion Healthcare, Inc., dated as of May 1, 2003, in the principal amount of $57,500, issued to Allan H. Peterson














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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Allion Healthcare, Inc.
                                        (the Registrant)


Dated:  May 16, 2003              By:   /S/ MICHAEL P. MORAN
                                        -----------------------
                                        Michael P. Moran
                                        President and Chief Executive Officer















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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

2.1 Stock Purchase Agreement, dated as of May 1, 2003, among MOMs Pharmacy, Inc., as buyer, Allion Healthcare, Inc. as parent, and Darin A. Peterson and Allan H. Peterson collectively, as sellers**

4.1               Warrant to Purchase Common Stock of Allion Healthcare, Inc.
                  issued to Darin A. Peterson, as of May 1, 2003

4.2               Warrant to Purchase Common Stock of Allion Healthcare, Inc.
                  issued to Allan H. Peterson, as of May 1, 2003

10.1 Subordinated Security Agreement, dated as of May 1, 2003, among Allion Healthcare, Inc., as borrower, Darin A. Peterson and Allan H. Peterson, collectively, as lenders, and Darin A. Peterson, as collateral agent

10.2 Subordinated Secured Promissory Note of Allion Healthcare, Inc., dated as of May 1, 2003, in the principal amount of $1,187,500, issued to Darin A. Peterson;

10.3 Subordinated Secured Promissory Note of Allion Healthcare, Inc., dated as of May 1, 2003, in the principal amount of $62,500, issued to Allan H. Peterson

10.4 Subordinated Secured Promissory Note of Allion Healthcare, Inc., dated as of May 1, 2003, in the principal amount of $1,092,500, issued to Darin A. Peterson

10.5 Subordinated Secured Promissory Note of Allion Healthcare, Inc., dated as of May 1, 2003, in the principal amount of $57,500, issued to Allan H. Peterson



----------
** Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant hereby agrees to furnish to the Securities and Commission upon request a supplementary copy of any omitted exhibit or schedule to the Stock Purchase Agreement.




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